Exhibit 10.23

HWGC Holdings Limited

Portman House, 2 Portman Street,

London, W1H 6DU, UK

November 15, 2022

HWGG Capital P.L.C.

Lot 2-15, Labuan Times Square,

Jalan Merdeka,

87007 Labuan, Malaysia

Attn: Mr. Mok Lip Bin

Shareholders

52200 Kuala Lumpur,

Malaysia

Attn: Mr. Lim Chun Hoo

Re:	Waiver of Certain Closing Conditions

Gentlemen:

Reference is made to the Share Exchange Agreement, dated as of July 21, 2022 (the “Agreement”), by and among HWGC Holdings Limited (the “Company”), HWGG Capital P.L.C. (the “Seller”), and the shareholders of the Seller listed on Schedule A-1 attached thereto (collectively, the “Shareholders”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, pursuant to Section 7.1 of the Agreement, the Closing is conditioned upon the Registration Statement having been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of the Registration Statement having been issued by the SEC and no proceeding for that purpose having been initiated or threatened by the SEC (the “Registration Statement Condition”);

WHEREAS, pursuant to Section 7.1 of the Agreement, each party to the Agreement is entitled to waive any of the conditions set forth under Section 7.1 of the Agreement, including, without limitation, the Registration Statement Condition;

WHEREAS, pursuant to Section 10.7 of the Agreement, any waiver on the part of the Seller and the Shareholder of the agreements of the Company or conditions to obligations contained in the Agreement shall be valid only if set forth in an instrument in writing signed by the parties to be bound;

WHEREAS, the Company desires for the Seller and the Shareholders to waive the Company’s compliance with the Registration Statement Condition; and

WHEREAS, the Seller and the Shareholders desire to waive the Company’s compliance with the Registration Statement Condition.

NOW, THEREFORE, the undersigned do hereby agree as follows:

Pursuant to Section 7.1 of the Agreement, the Seller and the Shareholders hereby irrevocably waive the Company’s compliance with the Registration Statement Condition.

This waiver letter (the “Waiver”) shall be effective immediately upon the due execution and delivery by the undersigned. Except for the specific provisions waived or amended herein, the Agreement shall remain in full force and effect and in accordance with its terms. This Waiver shall be limited solely for the purpose and to the extent expressly set forth herein and nothing herein expressed or implied shall constitute an amendment, supplement, modification or waiver to any of other term, provision or condition of the Agreement.

The undersigned acknowledge and agree that the Closing Date shall be the date that this Waiver is executed by all the parties hereto.

The undersigned further acknowledge and agree that this Waiver is a valid and binding obligation and is enforceable in accordance with its terms.

Section 10.3 (Severability), Section 10.10 (Governing Law; Jurisdiction), Section10.11 (Waiver of Jury Trial) and Section 10.12 (Counterparts) of the Agreement are incorporated herein by reference and shall apply to this Waiver, mutatis mutandis.

[Signature page follows]

IN WITNESS WHEREOF, this Waiver has been executed as of the date first written above.

HWGC Holdings Limited

By:	/s/ Leong Yee Ming
Name: LEONG YEE MING
Title: DIRECTOR

Agreed to and Acknowledged by:

HWGG CAPITAL P.L.C
By:	/s/ Mok Lip Bin
Name: MOK LIP BIN
Title: DIRECTOR

By:	/s/ Lim Chun Hoo
Name: LIM CHUN HOO

By:	/s/ Dato’ Lim Ooi Hong
Name: DATO’ LIM OOI HONG

By:	/s/ Sit Lai Wan
Name: MARVEL THEME PARK CITY SDN BHD
Title:

By:	/s/ Lee Kian Keow
Name: LEE KIAN KEOW

By:	/s/ Tai Thong Ming
Name: TAI THONG MING

By:	/s/ Lim Wee Kiat
Name: LIM WEE KIAT

[Signature page to Waiver Letter]

By:	/s/ Liew Jenn Lim
Name: LIEW JENN LIM

By:	/s/ Mok Lip Bin
Name: MOK LIP BIN

By:	/s/ Datuk Teo Tiew
Name: DATUK TEO TIEW

By:	/s/ Lim Chun Yen
Name: LIM CHUN YEN

By:	/s/ Tan Kok Leong
Name: TAN KOK LEONG

By:	/s/ Leong Yee Ming
Name: LEONG YEE MING

By:	/s/ Yew Hoo Yong
Name: YEW HOO YONG

By:	/s/ Dato’ Lim Ooi Hong
Name: ANJURAN STABIL SDN BHD
Title:

[Signature page to Waiver Letter]